UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 3, 2013

IDLE MEDIA, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-54736	23-2818699
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

216 S. Centre Avenue Leesport, PA		19533
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (484) 671-2241

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02.     Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On January 3, 2013, Idle Media, Inc. (the “Company”) determined that there were accounting errors in its financial statements from fiscal years 2010 and 2011 as well as its second and third quarters of fiscal year 2012. The errors relate to amounts previously consolidated under ASC 810-10-45-16, “Variable Interest Entity” and include revenues and expenses incorrectly allocated to Zoeter, LLC (f/k/a Idle Media, LLC), the Company's majority shareholder which is owned by Marcus Frasier, Chief Executive Officer and President of the Company, that instead should have been allocated to DatPiff, LLC, the Company's wholly-owned subsidiary. As a result, the Company has concluded that those previously issued financial statements should no longer be relied upon. As soon as practicable, the Company expects to file an amendment to its Form 10 containing restated audited financial statements from fiscal years 2010 and 2011 and restated unaudited interim financial statements for its second and third quarters of fiscal year 2012, as well as an amendment to its Form 10-Q for the quarterly period ended June 30, 2012 containing restated unaudited interim financial statements for such quarter. The Company expects to file its Annual Report on Form 10-K for the fiscal year ended September 30, 2012 as promptly as practicable thereafter.

The Company initially filed its Form 10 reporting Zoeter, LLC (f/k/a Idle Media, LLC) as a variable interest entity. In connection with the review of the Form 10 by the Securities and Exchange Commission, the Company determined that it is no longer able to conclude that Zoeter, LLC constitutes a variable interest entity, necessitating the restatement of its financial statements referenced above. It was noted while reviewing historical information that revenues recorded by Zoeter, LLC were derived by the DatPiff website and were therefore properly allocable to DatPiff, LLC.

Management is continuing to assess the Company's internal control over financial reporting and its disclosure controls and procedures, and expects to report material weakness in its internal control over financial reporting. Management will report its conclusion on internal control over financial reporting and disclosure controls and procedures upon completion of the restatement process.

The Board of Directors and management of the Company have discussed the matters disclosed herein with the Company's independent registered public accounting firm, De Joya Griffith & Company, LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

January 15, 2013	IDLE MEDIA, INC.

	By:	/s/ Raphael P. Haddock
		Name:	Raphael P. Haddock
		Title:	Chief Financial Officer

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